PRUDENTIAL SERIES FUND
PSF SP Small-Cap Value Portfolio

Supplement dated June 7, 2013 to the Summary Prospectus, Prospectus and SAI
each dated May 1, 2013.

Effective immediately, J. Kelly Flynn no longer serves as a portfolio manager for the PSF SP Small-Cap Value Portfolio. Accordingly, all references to Mr. Flynn in the Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

PSFSUP2